Gwinnett Physicians Center Lawrenceville, GA SUPPLEMENTAL OPERATING & FINANCIAL INFORMATION FOURTH QUARTER 2017 PHYSICIANS REALTY TRUST NYSE: DOC Exhibit 99.2 December 2017 Westgate MOB Glendale, AZ

2 COMPANY OVERVIEW ABOUT PHYSICIANS REALTY TRUST 4 FOURTH QUARTER HIGHLIGHTS 6 FINANCIAL HIGHLIGHTS 7 FINANCIAL INFORMATION RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO), AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD)  8 RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDA 9 MARKET CAPITALIZATION AND DEBT SUMMARY 10 FINANCIAL STATISTICS AND COVENANT PERFORMANCE 11 SAME-STORE PORTFOLIO PERFORMANCE AND TENANT OCCUPANCY 12 INVESTMENT ACTIVITY AND ASSETS SLATED FOR DISPOSITION 13 PORTFOLIO GEOGRAPHIC DISTRIBUTION 14 PORTFOLIO DIVERSIFICATION 15 LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE 16 CONSOLIDATED BALANCE SHEETS 17 CONSOLIDATED STATEMENTS OF INCOME 18 REPORTING DEFINITIONS 19 TABLE OF CONTENTS

3 FORWARD-LOOKING STATEMENTS   Certain statements made in this supplemental information package constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our pro forma financial statements and our statements regarding anticipated market conditions are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as "believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” "outlook," "continue," "projects," “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, expectations or intentions. Forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. These forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this supplemental information package, except as required by applicable law. You should not place undue reliance on any forward-looking statements that are based on information currently available to us or the third parties making the forward-looking statements. For a discussion of factors that could impact our future results, performance or transactions, see Part I, Item 1A (Risk Factors) of our Annual Report on Form 10- K for the fiscal year ended December 31, 2017.   NON-GAAP FINANCIAL MEASURES This presentation includes Adjusted EBITDA, EBITDAR, Net Operating Income (or NOI), Cash NOI, Funds From Operations (or FFO), Normalized FFO, and Normalized Funds Available For Distribution (or FAD), which are non-GAAP financial measures. For purposes of the Securities and Exchange Commission’s (“SEC”) Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. As used in this presentation, GAAP refers to generally accepted accounting principles in the United States of America. Our use of the non- GAAP financial measure terms herein may not be comparable to that of other real estate investment trusts. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. ADDITIONAL INFORMATION   The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, earnings press release dated February 28, 2018 and other information filed with, or furnished to, the SEC. You can access the Company’s reports and amendments to those reports filed or furnished to the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act in the “Investor Relations” section on the Company’s website (www.docreit.com) under the tab “SEC Filings” as soon as reasonably practicable after they are filed with, or furnished to, the SEC. The information on or connected to the Company’s website is not, and shall not be deemed to be, a part of, or incorporated into this supplemental information package. You also can review these SEC filings and other information by accessing the SEC’s website at http://www.sec.gov.

4 ABOUT PHYSICIANS REALTY TRUST   Physicians Realty Trust (NYSE:DOC) (the “Trust,” the “Company,” “DOC,” “we,” “our” and “us”) is a self-managed healthcare real estate company organized in 2013 to acquire, selectively develop, own, and manage healthcare properties that are leased to physicians, hospitals and healthcare delivery systems.   We invest in real estate that is integral to providing high quality healthcare services. Our properties typically are on a campus with a hospital or other healthcare facilities or strategically located and affiliated with a hospital or other healthcare facilities.   Our management team has significant public healthcare REIT experience and long established relationships with physicians, hospitals and healthcare delivery system decision makers that we believe will provide quality investment opportunities to generate attractive risk-adjusted returns to our shareholders.   We are a Maryland real estate investment trust and elected to be taxed as a REIT for U.S. federal income tax purposes beginning with our short taxable year ending December 31, 2013. We conduct our business through an UPREIT structure in which our properties are owned by Physicians Realty L.P., a Delaware limited partnership (the “operating partnership”), directly or through limited partnerships, limited liability companies or other subsidiaries. We are the sole general partner of the operating partnership and, as of December 31, 2017, own approximately 97.1% of the partnership interests in the operating partnership (“OP Units”). COMPANY SNAPSHOT As of December 31, 2017 Gross real estate investments (thousands) $ 4,330,144 Total healthcare properties (1) 280 % Leased (1) 96.6% Total portfolio gross leasable area (sq. ft.) (1) 13,996,802 % of GLA on-campus / affiliated (1) 85% Average remaining lease term for all buildings (years) (1) 8.3 Cash and cash equivalents (thousands) $ 2,727 Total debt to firm value 30.7% Weighted average interest rate per annum on consolidated debt 3.9% Equity market cap (thousands) $ 3,264,107 Quarterly dividend $ 0.230 Quarter end stock price $ 17.99 Dividend yield 5.11% Common shares outstanding 181,440,051 OP Units outstanding and not owned by DOC 5,364,632 Total firm value (thousands) (2) $ 4,864,643 (1) Excludes the Company's 108,843 square foot corporate office building. (2) Represents the value of outstanding common shares and OP Units based on the closing price per share on December 31, 2017 plus the amount of outstanding debt and redeemable equity at December 31, 2017.

ABOUT PHYSICIANS REALTY TRUST (CONTINUED)

BOARD OF TRUSTEES

Tommy G. Thompson
Chairman

John T. Thomas
Chief Executive Officer
President

Albert C. Black
Compensation and Nominating
Governance Committee Chair

Mark A. Baumgartner
Finance and Investment
Committee Chair

Stanton D. Anderson
Audit Committee Chair

Pamela J. Kesssler
Trustee

William A. Ebinger, M.D.
Trustee

Richard A. Weiss
Trustee

MANAGEMENT TEAM

John T. Thomas
Chief Executive Officer
President

Jeffrey N. Theiler
Executive Vice President
Chief Financial Officer

D. Deeni Taylor
Executive Vice President
Chief Investment Officer

John W. Lucey
Senior Vice President
Chief Accounting and
Administrative Officer

Bradley D. Page
Senior Vice President
General Counsel

Daniel M. Klein
Senior Vice President
Deputy Chief Investment Officer

Mark D. Theine
Senior Vice President
Asset & Investment Management

LOCATION AND CONTACT INFORMATION

Corporate Headquarters
309 N. Water Street, Suite 500
Milwaukee, WI 53202
(414) 367-5600

Independent Registered Public Accounting Firm
Ernst & Young
Chicago, IL 60606
(312) 879-2000

Corporate and REIT Tax Counsel
Baker & McKenzie LLP
Richard Lipton, Partner
Chicago, IL 60601
(312) 861-8000

COVERING ANALYSTS

J. Sanabria - Bank of America Merrill Lynch
J. Kim - BMO Capital Markets Corp.
M. Gorman - BTIG
P. Morgan - Canaccord Genuity Inc.
J. France - Cantor Fitzgerald
D. Bernstein - Capital One Securities
C. Kucera - FBR Capital
J. Roberts - J.J.B. Hilliard W.L. Lyons LLC
T. Okusanya - Jefferies LLC
P. Martin - JMP Securities
J. Sadler - Keybanc Capital Markets Inc.
V. Malhotra - Morgan Stanley
J. Hughes - Raymond James Financial Inc.
M. Carroll - RBC Capital Markets LLC
D. Babin - Robert W. Baird & Co.
C. Vanacore - Stifel
E. Fleming - SunTrust Robinson Humphrey

The equity analysts listed above are those analysts that have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates, or forecasts regarding the Company's performance made by the analysts listed above do not represent the opinions, estimates, or forecasts of Physicians Realty Trust or its management. The Company does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts. Interested persons may obtain copies of analysts' reports on their own, as we do not distribute these reports. Several of these firms may, from time to time, own our stock and/or hold other long or short positions on our stock, and may provide compensated services to us.

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6 FOURTH QUARTER 2017 HIGHLIGHTS OPERATING HIGHLIGHTS • Fourth quarter 2017 total revenue of $97.3 million, up 32% over the prior year period • Fourth quarter 2017 rental revenue of $73.2 million, an increase of 31% over the prior year period • Generated quarterly net income per share of $0.05 on a fully diluted basis • Generated quarterly normalized funds from operations (Normalized FFO) of $0.27 per share on a fully diluted basis • Completed fourth quarter investments of $387.6 million, including 11 healthcare properties, including the remaining controlling interest in one facility, representing 1,047,908 square feet • Declared quarterly dividend of $0.230 per share for the fourth quarter • 96.6% of portfolio square footage leased as of December 31, 2017 • Net increase to gross leasable square footage of 7.9% to 13,996,802 square feet across 280 healthcare properties as of December 31, 2017 from 12,969,653 square feet across 270 healthcare properties as of September 30, 2017 COMPANY ANNOUNCEMENTS • November 13, 2017: Announced the appointment of Pamela J. Kessler to the Company's Board of Trustees, effective January 1, 2018. • November 28, 2017: Announced the pricing of an offering of $350 million aggregate principal amount of 3.95% Senior Notes which will mature on January 15, 2028. Our net proceeds from the offering, after deducting underwriting discounts, were approximately $347 million. • December 21, 2017: Announced the completion of $356.8 million in recent acquisitions, resulting in 2017 investment activity of over $1.4 billion. Also, announced that our Board of Trustees authorized and declared a cash distribution of $0.230 per common share and OP Unit for the quarterly period ended December 31, 2017. The distribution was paid on January 18, 2018 to common shareholders and OP Unit holders of record as of the close of business on January 3, 2018. FOURTH QUARTER INVESTMENT HIGHLIGHTS SUBSEQUENT INVESTMENTS • Franklin MOB & ASC, Franklin, TN • Hazelwood Medical Commons, Minneapolis, MN • Davis Portfolio (2 MOBs), Minneapolis, MN • Lee's Hill Medical Plaza MOB, Fredericksburg, VA • Northside MOB - Center Pointe, Atlanta, GA • Gwinnett Portfolio (3 MOBs), Atlanta, GA • St. Vincent Building, Indianapolis, IN • Apple Valley Medical Center, Apple Valley, MN • Desert Cove MOB (57% Interest), Scottsdale, AZ • Westgate MOB, Glendale, AZ

7 FINANCIAL HIGHLIGHTS (Unaudited and in thousands, except sq. ft. and per share data) (1) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs. (2) Outstanding common shares and OP Units at quarter end, multiplied by share price at quarter end. INCOME Three Months Ended December 31, 2017 September 30, 2017 Revenues $ 97,320 $ 92,999 Net income 10,187 12,539 NOI 70,452 65,547 Annualized Adjusted EBITDA 263,148 244,352 Net income available to common shareholders per common share $ 0.05 $ 0.07 Normalized FFO 49,646 47,421 Normalized FFO per common share and OP Unit $ 0.27 $ 0.26 Normalized FAD 44,207 42,811 CAPITALIZATION As of ASSETS December 31, 2017 September 30, 2017 Gross Real Estate Investments (including gross lease intangibles) 4,330,144 3,949,095 Total Assets 4,164,383 3,838,500 DEBT AND EQUITY Total Debt (1) 1,491,680 1,183,574 Total Equity 2,547,634 2,538,221 Equity Market Capitalization 3,264,107 3,177,372 Implied Equity Market Capitalization (2) 3,360,616 3,272,759 Total Debt / Implied Equity Market Capitalization 44% 36% Gross Real Estate Assets Real Estate Investments/Quarter Total Healthcare Property GLA Portfolio Growth Since IPO $4,500,000 $4,000,000 $3,500,000 $3,000,000 $2,500,000 $2,000,000 $1,500,000 $1,000,000 $500,000 $0 G ro ss R ea lE st at e In ve st m en ts 14,000,000 12,000,000 10,000,000 8,000,000 6,000,000 4,000,000 2,000,000 0 G LA in SF IPO Q3-2013 Q4-2013 Q1-2014 Q2-2014 Q3-2014 Q4-2014 Q1-2015 Q2-2015 Q3-2015 Q4-2015 Q1-2016 Q2-2016 Q3-2016 Q4-2016 Q1-2017 Q2-2017 Q3-2017 Q4-2017 $123,998 $4,330,144

8 RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO) AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD) (Unaudited and in thousands, except share and per share data) Three Months Ended December 31, 2017 Year Ended December 31, 2017 Net income $ 10,187 $ 39,773 Net income attributable to NCI - partially owned properties (112) (491) Preferred distributions (226) (731) Depreciation and amortization expense 36,092 125,022 Depreciation and amortization expense - partially owned properties (121) (531) Gain on the sale of investment properties (566) (5,874) Impairment loss 965 965 FFO applicable to common shares and OP Units $ 46,219 $ 158,133 FFO per common share and OP Unit $ 0.25 $ 0.94 Net change in fair value of derivative (10) 150 Acquisition expenses 3,913 16,744 Net change in fair value of contingent consideration (476) (472) Normalized FFO applicable to common shares and OP Units $ 49,646 $ 174,555 Net income available to common shareholders per common share and OP Unit $ 0.05 $ 0.23 Normalized FFO per common share and OP Unit $ 0.27 $ 1.04 Normalized FFO applicable to common shares and OP Units 49,646 174,555 Non-cash share compensation expense 1,357 5,073 Straight-line rent adjustments (5,034) (16,202) Amortization of acquired above/below market leases/assumed debt 944 3,596 Amortization of lease inducements 344 1,309 Amortization of deferred financing costs 568 2,299 TI/LC and recurring capital expenditures (3,858) (15,319) Seller master lease and rent abatement payments 240 973 Normalized FAD applicable to common shares and OP Units $ 44,207 $ 156,284 Weighted average number of common shares and OP Units outstanding 185,273,236 168,231,299

9 RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDA (Unaudited and in thousands, except share and per share data) NET OPERATING INCOME Three Months Ended December 31, 2017 Year Ended December 31, 2017 Net income $ 10,187 $ 39,773 General and administrative 6,112 22,957 Acquisition expenses 3,913 16,744 Depreciation and amortization expense 36,128 125,159 Interest expense 13,723 47,008 Net change in fair value of derivative (10) 150 Gain on sale of investment properties (566) (5,874) Impairment loss 965 965 NOI $ 70,452 $ 246,882 NOI $ 70,452 $ 246,882 Straight-line rent adjustments (5,034) (16,202) Amortization of acquired above/below market leases 944 3,596 Amortization of lease inducements 344 1,309 Seller master lease and rent abatement payments 240 973 Net change in fair value of contingent consideration (476) (472) Cash NOI $ 66,470 $ 236,086 ADJUSTED EBITDA Three Months Ended December 31, 2017 Year Ended December 31, 2017 Net income $ 10,187 $ 39,773 Depreciation and amortization 36,128 125,159 Interest expense 13,723 47,008 Net change in fair value of derivative (10) 150 EBITDA $ 60,028 $ 212,090 Acquisition expenses 3,913 16,744 Non-cash share compensation expense 1,357 5,074 Net change in fair value of contingent consideration (476) (472) Impairment loss 965 965 Adjusted EBITDA $ 65,787 $ 234,401 Adjusted EBITDA Annualized* $ 263,148 $ 234,401 * Amounts are annualized and actual amounts may differ significantly from the annualized amounts shown.

10 (1) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs. (2) Weighted average maturity of Mortgage Debt is 2.7 years. MARKET CAPITALIZATION AND DEBT SUMMARY (Unaudited and in thousands, except share and per share data) Debt Equity Debt is 30.7% of Firm Value MARKET CAPITALIZATION December 31, 2017 Unsecured credit facility debt $ 330,000 Unsecured notes 975,000 Mortgage debt 186,680 Total Debt (1) $ 1,491,680 Redeemable equity $ 12,347 Share price $ 17.99 Total common shares outstanding 181,440,051 Total OP Units outstanding 5,364,632 Implied equity market capitalization $ 3,360,616 Total Firm Value (Debt + Pref. + Equity) $ 4,864,643 Total Debt/Total Assets 35.8% Total Debt/Total Firm Value 30.7% DEBT SUMMARY (1) Balance as of December 31, 2017 Interest Rate Maturity Date Revolving Credit Facility Debt $ 80,000 2.7% 9/18/2020 Credit Facility Term Debt 250,000 2.9% 6/10/2023 Senior Unsecured Notes January '16 - Series A 15,000 4.0% 1/7/2023 January '16 - Series B 45,000 4.4% 1/7/2026 January '16 - Series C 45,000 4.6% 1/7/2028 January '16 - Series D 45,000 4.7% 1/7/2031 August '16 - Series A 25,000 4.1% 8/11/2025 August '16 - Series B 25,000 4.2% 8/11/2026 August '16 - Series C 25,000 4.2% 8/11/2027 March '17 400,000 4.3% 3/15/2027 December '17 350,000 4.0% 1/15/2028 Mortgage Debt, Maturing (2): 2018 38,509 4.7% 2019 18,750 5.0% 2020 65,531 3.8 % Thereafter 63,890 4.8% $ 1,491,680 3.9% Debt Repayment Schedule as of December 31, 2017 $1,000,000 $800,000 $600,000 $400,000 $200,000 $0 2018 2019 2020 2021 2022 2023 2024 Thereafter $54,775 $44,631 $110,122 $8,718 $24,708 $265,532 $23,194 $960,000

11 FINANCIAL STATISTICS AND COVENANT PERFORMANCE (Unaudited and in thousands, except share and per share data) Quarter Ended December 31, 2017 Annualized dividend rate (1) $ 0.92 Price per share (2) $ 17.99 Annualized Dividend Yield 5.11% Total debt (3) $ 1,491,680 Net debt (less cash) 1,488,953 Adjusted EBITDA (annualized)* 263,148 Net Debt / Adjusted EBITDA Ratio 5.66x Adjusted EBITDA (annualized)* $ 263,148 Cash interest expense (annualized)* 52,680 Interest Coverage Ratio 5.00x Total interest $ 13,723 Capitalized interest 373 Secured debt principal amortization 504 Total fixed charges $ 14,600 Adjusted EBITDA 65,787 Adjusted EBITDA Fixed Charge Coverage Ratio 4.51x Implied equity market cap $ 3,360,616 Redeemable equity 12,347 Total debt (3) 1,491,680 Total Firm Value 4,864,643 Total debt (3) $ 1,491,680 Total assets 4,164,383 Total Debt / Total Assets 35.8% Total Debt / Total Firm Value 30.7% Weighted average common shares 179,683,948 Weighted average unvested restricted common shares and share units 224,656 Weighted average OP Units not owned by DOC 5,364,632 Weighted Average Common Shares and OP Units - Diluted 185,273,236 (1) Annualized rate based on $0.230 quarterly dividend for the quarter ending December 31, 2017. Actual dividend amounts will be determined by the Trust's board of trustees based on a variety of factors. (2) Closing common share price of $17.99 as of December 29, 2017. (3) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs. * Amounts are annualized and actual amounts may differ significantly from the annualized amounts shown. COVENANT PERFORMANCE Required December 31, 2017 Total Leverage Ratio ≤ 60.0% 34.7% Total Secured Leverage Ratio ≤ 40.0% 4.3% Maintenance of Unencumbered Assets ≥ 1.5x 2.9x Consolidated Debt Service (Trailing Four Quarters) ≥ 1.5x 3.2x

SAME-STORE PORTFOLIO PERFORMANCE AND TENANT OCCUPANCY

(Unaudited and in thousands, except property count and sq. ft. data. Same-Store data excludes Assets Slated for Disposition and Kennewick MOB)

SAME-STORE PORTFOLIO ANALYSIS

		Portfolio Quarter Ended December 31, 2017		Same-Store Quarter Ended December 31, 2017
Number of healthcare properties [1]		280		218
Gross leasable area [1]		13,996,802		9,465,636
Cash NOI	$	66,470	$	44,093
% Leased [1]		96.6%		95.6%


Same-Store Cash NOI, 66.3%
Other Cash NOI, 33.7%

SAME-STORE PORTFOLIO PERFORMANCE

	Year-Over-Year Comparison			Sequential Comparison		
	Q4'17	Q4'16	Change	Q4'17	Q3'17	Change
Number of healthcare properties	218	218	—	218	218	—
Gross leasable area	9,465,636	9,465,636	—	9,465,636	9,465,636	—
% Leased	95.6%	95.3%	30 bps	95.6%	95.7%	-10 bps
Rental revenues	63,032	61,003	+3.3%	63,032	63,678	(1.0)%
Operating expenses	(18,939)	(18,188)	+4.1%	(18,939)	(20,178)	(6.1)%
Same-Store Cash NOI	**44,093**	**42,815**	**+3.0%**	**44,093**	**43,500**	**+1.4%**

TENANT OCCUPANCY [1]

	Quarter Ended December 31, 2017	Percentage of total GLA December 31, 2017
Total GLA		
Total square feet beginning of quarter	12,969,653	92.7 %
Acquired GLA [2]	1,048,088	7.5 %
Disposed GLA	(20,939)	(0.1)%
Total square feet end of quarter	13,996,802	100.0 %
Occupied GLA		
Occupied GLA beginning of quarter	12,522,900	89.5 %
Expirations	(522,508)	(3.7)%
Renewals	463,903	3.3 %
Retention Rate	*89%*	
New leases commencing in quarter	40,688	0.3 %
Net absorption / (vacancy loss)	(17,917)	(0.1)%
Net occupied GLA acquired	1,015,213	7.3 %
Occupied GLA end of quarter	13,520,196	96.6 %

(1) Excludes the Company's 108,843 square foot corporate office building.
(2) Includes remeasurements of existing properties totaling 180 square feet.

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INVESTMENT ACTIVITY
(Unaudited and in thousands, except sq. ft. data)

ASSETS ACQUIRED

Property	Location	Acquisition Date	First Year Cash Yield		% Leased	Purchase Price	GLA
Franklin MOB & ASC	Franklin, TN	10/12/2017	6.8%		100%	$ 9,950	26,859
Eagle Point MOB	Lake Elmo, MN	10/31/2017	6.0%		100%	10,949	30,341
Edina East MOB	Edina, MN	10/31/2017	6.4%		100%	7,800	26,002
Northside MOB - Center Pointe	Atlanta, GA	11/10/2017	4.7%		94%	155,986	366,101
Gwinnett 500 Building	Lawrenceville, GA	11/17/2017	4.8%		90%	25,297	74,636
Hudgens Professional Building	Duluth, GA	11/17/2017	5.9%		100%	23,696	69,235
St. Vincent Building	Indianapolis, IN	11/17/2017	6.1%	(1)	100%	60,124	187,500
Gwinnett Physicians Center	Lawrenceville, GA	12/1/2017	5.6%		100%	51,721	125,522
Apple Valley Medical Center	Apple Valley, MN	12/18/2017	6.2%		100%	21,500	58,870
Desert Cove MOB (Remaining 57% Interest)	Scottsdale, AZ	12/18/2017	6.1%		100%	4,560	22,948
Westgate MOB	Glendale, AZ	12/21/2017	7.5%	(1)	100%	15,800	59,894
Loan Investments			8.0%		—	218	—
Total / Weighted Average			**5.4%**			**$ 387,601**	**1,047,908**

(1) Refers to first year cash yield at stabilization.

ASSETS SLATED FOR DISPOSITION

	Quarter Ended December 31, 2017
Number of Properties	10
Number of States	4
Total Gross Leasable Area	391,014



Franklin MOB & ASC
Franklin, TN



Northside Center Pointe MOB
Atlanta, GA

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14 PORTFOLIO GEOGRAPHIC DISTRIBUTION (As of December 31, 2017) State GLA Texas 1,930,348 Georgia 1,289,838 Indiana 1,039,767 Nebraska 979,303 Kentucky 976,620 Arizona 733,791 Minnesota 662,416 Ohio 650,319 New York 613,496 Washington 589,141 Other 4,531,763 Total 13,996,802 Texas, 14% Georgia, 9% Indiana, 7% Nebraska, 7% Kentucky, 7% Arizona, 5% Minnesota, 5% Ohio, 5% New York, 4% Washington, 4% Other, 33% TOP TEN STATES

15 PORTFOLIO DIVERSIFICATION (As of December 31, 2017) THREE MONTHS ENDED DECEMBER 31, 2017 Campus Proximity (Based on Cash NOI) Off-Campus, 17% On-Campus / Affiliated, 83% Coverage # of Properties GLA % of Total % Leased Ratio (1) Single-tenant MOBs 130 5,070,959 36.2% 99.7% N/A Multi-tenant MOBs 141 8,226,699 58.8% 94.4% N/A Hospitals 6 388,792 2.8% 100.0% 2.7x LTACHs 3 310,352 2.2% 100.0% 1.4x Total 280 13,996,802 100.0% 96.6% Building Type (Based on Cash NOI) MOB, 92% LTACH, 2% Hospital, 6% Lease Type (Based on Revenue) Absolute Net, 17% NNN, 74% Modified Gross, 7% Gross, 2% Section 603 Asset Mix (Based on Annualized Base Revenue) 603 Assets, 20% Non-603 Assets, 80% (1) Adjusted for the exclusion of Assets Slated for Disposition.

LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE
(As of December 31, 2017, $ in thousands)

INVESTMENT GRADE TENANCY[1]

Relationship	Credit Rating [2] (Moody's / S&P)	Leased GLA	% of Occupied GLA [3]	Annualized Base Rent	% of Total [3] Annualized Base Rent
Catholic Health Initiatives	Baa1 / BBB+	3,133,803	23.2%	$ 53,338	18.7%
Ascension Health	Aa2 / AA+	490,118	3.6%	7,973	2.8%
Baylor Scott and White Health	Aa3 / AA-	268,639	2.0%	7,402	2.6%
US Oncology	Baa2 / NA	262,134	1.9%	6,824	2.4%
HonorHealth (AZ)	A2 / NA	243,482	1.8%	5,768	2.0%
Dignity Health (AZ)	A2 / NA	246,967	1.8%	4,958	1.7%
Other Investment Grade Relationships		2,002,900	14.9%	43,410	15.2%
Total		**6,648,043**	**49.2%**	**$ 129,673**	**45.4%**

TOP 10 TENANTS BY ABR

Tenant	Weighted Avg. Remaining Lease Term	Leased GLA	% of Total [3] GLA	Annualized Base Rent	% of Total [3] Annualized Base Rent
CHI - Nebraska	8.9	893,098	6.4%	$ 15,906	5.6%
CHI - KentuckyOne Health	8.3	744,101	5.3%	13,120	4.6%
Baylor Scott and White Health	8.0	268,639	1.9%	7,402	2.6%
US Oncology	7.3	256,988	1.8%	6,706	2.4%
CHI - St. Alexius (ND)	8.6	362,284	2.6%	6,239	2.2%
Northside Hospital (GA)	10.7	329,249	2.4%	6,018	2.1%
HonorHealth (AZ)	12.0	243,482	1.7%	5,768	2.0%
CHI - Franciscan (Seattle - Tacoma)	8.4	329,754	2.4%	5,594	2.0%
Great Falls Hospital (MT)	17.6	185,085	1.3%	5,194	1.8%
LifeCare	15.0	310,352	2.2%	5,021	1.8%
Total / Weighted Average	**9.8**	**3,923,032**	**28.0%**	**$ 76,968**	**27.1%**

LEASE EXPIRATION SCHEDULE [3]

Expiration Year	Expiring Leases	Expiring Lease GLA	% of Total GLA	Expiring Lease ABR	% of Total ABR	Average Rent per SF
2018	115	412,406	2.9%	$ 8,266	2.9%	$ 20.04
2019	105	539,574	3.9%	11,939	4.2%	22.13
2020	116	498,110	3.6%	10,548	3.7%	21.18
2021	160	688,399	4.9%	14,709	5.1%	21.37
2022	106	684,229	4.9%	16,300	5.7%	23.82
2023	87	594,185	4.2%	13,023	4.6%	21.92
2024	87	862,954	6.2%	17,524	6.1%	20.31
2025	132	1,027,311	7.3%	24,384	8.5%	23.74
2026	126	3,576,886	25.6%	71,566	25.1%	20.01
2027	78	1,362,904	9.7%	27,181	9.5%	19.94
Thereafter	104	3,199,457	22.9%	69,153	24.2%	21.61
MTM[4]	44	73,781	0.5%	1,077	0.4%	14.60
Vacant		476,606	3.4%			
Total / W.A.	**1,260**	**13,996,802**	**100%**	**$ 285,670**	**100%**	**$ 21.13**

(1) Represents direct leases to investment grade entities and their subsidiaries.
(2) Parent rating used where direct tenant is not rated.
(3) Excludes leases related to the Company's 108,843 square foot corporate office building.
(4) Includes 4 leases that expired December 31, 2017, representing $0.3 million of total ABR.

16

17 CONSOLIDATED BALANCE SHEETS (In thousands, except share data) December 31, 2017 December 31, 2016 ASSETS Investment properties: Land and improvements $ 217,695 $ 189,759 Building and improvements 3,568,858 2,402,643 Tenant improvements 23,056 14,133 Acquired lease intangibles 458,713 301,462 4,268,322 2,907,997 Accumulated depreciation (300,458) (181,785) Net real estate property 3,967,864 2,726,212 Real estate loans receivable 76,195 39,154 Investment in unconsolidated entities 1,329 2,258 Net real estate investments 4,045,388 2,767,624 Cash and cash equivalents 2,727 15,491 Tenant receivables, net 9,966 9,790 Other assets 106,302 95,187 Total assets $ 4,164,383 $ 2,888,092 LIABILITIES AND EQUITY Liabilities: Credit facility $ 324,394 $ 643,742 Notes payable 966,603 224,330 Mortgage debt 186,471 123,083 Accounts payable 11,023 4,423 Dividends and distributions payable 43,804 32,179 Accrued expenses and other liabilities 56,405 42,287 Acquired lease intangibles, net 15,702 9,253 Total liabilities 1,604,402 1,079,297 Redeemable noncontrolling interest - Series A Preferred Units (2016) and partially owned properties 12,347 26,477 Equity: Common shares, $0.01 par value, 500,000,000 common shares authorized, 181,440,051 and 135,966,013 common shares issued and outstanding as of December 31, 2017 and December 31, 2016, respectively 1,814 1,360 Additional paid-in capital 2,772,823 1,920,644 Accumulated deficit (315,417) (197,261) Accumulated other comprehensive income 13,952 13,708 Total shareholders' equity 2,473,172 1,738,451 Noncontrolling interests: Operating Partnership 73,844 43,142 Partially owned properties 618 725 Total noncontrolling interest 74,462 43,867 Total equity 2,547,634 1,782,318 Total liabilities and equity $ 4,164,383 $ 2,888,092

18 CONSOLIDATED STATEMENT OF INCOME (In thousands, except share and per share data) Three Months Ended December 31, Year Ended December 31, 2017 2016 2017 2016 Revenues: Rental revenues $ 73,158 $ 55,923 $ 259,673 $ 186,301 Expense recoveries 21,861 14,059 75,425 45,875 Interest income on real estate loans and other 2,301 3,692 8,486 8,858 Total revenues 97,320 73,674 343,584 241,034 Expenses: Interest expense 13,723 8,088 47,008 23,864 General and administrative 6,112 4,433 22,957 18,397 Operating expenses 26,956 22,005 97,035 65,999 Depreciation and amortization 36,128 26,811 125,159 86,589 Acquisition expenses 3,913 3,747 16,744 14,778 Impairment loss 965 — 965 — Total expenses 87,797 65,084 309,868 209,627 Income before equity in income of unconsolidated entities: 9,523 8,590 33,716 31,407 Equity in income of unconsolidated entities 98 30 183 115 Gain on sale of investment properties 566 — 5,874 — Net income 10,187 8,620 39,773 31,522 Net income attributable to noncontrolling interests: Operating Partnership (313) (196) (1,136) (825) Partially owned properties (112) (163) (491) (716) Net income attributable to controlling interest 9,762 8,261 38,146 29,981 Preferred distributions (226) (436) (731) (1,857) Net income attributable to common shareholders $ 9,536 $ 7,825 $ 37,415 $ 28,124 Net income per share: Basic $ 0.05 $ 0.06 $ 0.23 $ 0.22 Diluted $ 0.05 $ 0.06 $ 0.23 $ 0.22 Weighted average common shares Basic 179,683,948 135,581,976 163,123,109 126,143,114 Diluted 185,273,236 139,602,349 168,231,299 130,466,893 Dividends and distributions declared per common share and OP Unit $ 0.230 $ 0.225 $ 0.915 $ 0.900

19 REPORTING DEFINITIONS Adjusted Earnings Before Interest Taxes, Depreciation and Amortization (Adjusted EBITDA): We define Adjusted EBITDA for DOC as net (loss) income computed in accordance with GAAP plus depreciation, amortization, interest expense and net change in the fair value of derivative financial instruments, net (loss) included from discontinued operations, stock based compensation, acquisition-related expenses, and other non-reoccurring items. We consider Adjusted EBITDA an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt. Annualized Base Rent (ABR): Annualized base rent is calculated by multiplying reported base rent for December 2017 by 12 (but excluding the impact of concessions and straight-line rent). Assets Slated for Disposition: Properties that are included in discontinued operations, designated as held for sale, or for which there is an active intent to sell such properties. Where indicated, such assets are excluded from property counts, concentration statistics, and performance metrics for all periods presented. Results from these assets are included in the Company’s GAAP financial results and reconciliations. Cash Net Operating Income (NOI): Cash NOI is a non-GAAP financial measure which excludes from NOI straight-line rent adjustments, amortization of acquired below and above market leases and other non-cash and normalizing items. Other non-cash and normalizing items include items such as the amortization of lease inducements, and payment received from a seller master lease. DOC believes that Cash NOI provides an accurate measure of the operating performance of its operating assets because it excludes certain items that are not associated with management of the properties. Additionally, DOC believes that Cash NOI is a widely accepted measure of comparative operating performance in the real estate community. However, DOC’s use of the term Cash NOI may not be comparable to that of other real estate companies as such other companies may have different methodologies for computing this amount. Coverage Ratio: Reflects the ratio of full-year EBITDAR to rent of indicated properties. Coverage ratios are calculated one quarter in arrears, beginning the first full quarter after acquisition, for all properties the company has owned for fifteen months. Management fee is standardized to 4% of revenues for LTACHs. Earnings Before Interest Taxes, Depreciation, Amortization and Rent (EBITDAR): We define EBITDAR for DOC as net (loss) income computed in accordance with GAAP plus depreciation, amortization, interest expense and net change in the fair value of derivative financial instruments, net (loss) included from discontinued operations, stock based compensation, acquisition-related expenses and lease expense. We consider EBITDAR an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our tenants ability to fund their rent obligations. Funds From Operations (FFO): Funds from operations, or FFO, is a widely recognized measure of REIT performance. We believe that information regarding FFO is helpful to shareholders and potential investors because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. We calculate FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as net income or loss (computed in accordance with GAAP) before noncontrolling interests of holders of OP units, excluding preferred distributions, gains (or losses) on sales of depreciable operating property, impairment write-downs on depreciable assets, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs). Our FFO computation may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with NAREIT definition or that interpret the NAREIT definition differently than we do. The GAAP measure that we believe to be most directly comparable to FFO, net income, includes depreciation and amortization expenses, gains or losses on property sales, impairments and noncontrolling interests. In computing FFO, we eliminate these items because, in our view, they are not indicative of the results from the operations of our properties. To facilitate a clear understanding of our historical operating results, FFO should be examined in conjunction with net income (determined in accordance with GAAP) as presented in our financial statements. FFO does not represent cash generated from operating activities in accordance with GAAP, should not be considered to be an alternative to net income or loss (determined in accordance with GAAP) as a measure of our liquidity and is not indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders. Gross Leasable Area (GLA): Gross leasable area (in square feet). Gross Real Estate Investments: Based on acquisition price (and includes lease intangibles). Health System: We define an entity to be a health system if each of the following criteria are met: 1) the entity provides inpatient or outpatient services in the primary course of business; 2) services are provided at more than one campus or site of care; and 3) if the entity only provides outpatient services, they must employ a minimum of 50 physicians. Health System-Affiliated: Properties are considered affiliated with a health system if one or more of the following conditions are met: 1) the land parcel is contained within the physical boundaries of a hospital campus; 2) the land parcel is located adjacent to the campus; 3) the building is physically connected to the hospital regardless of the land ownership structure; 4) a ground lease is maintained with a health system entity; 5) a master lease is maintained with a health system entity; 6) significant square footage is leased to a health system entity; 7) the property includes an ambulatory surgery center with a hospital partnership interest; or 8) a significant square footage is leased to a physician group that is either employed, directly or indirectly by a health system, or has a significant clinical and financial affiliation with the health system. Hospitals: Hospitals refer to specialty surgical hospitals. These hospitals provide a wide range of inpatient and outpatient services, including but not limited to, surgery and clinical laboratories. LTACHs: Long-term acute care hospitals (LTACH) provide inpatient services for patients with complex medical conditions who require more sensitive care, monitoring or emergency support than that available in most skilled nursing facilities.

20 REPORTING DEFINITIONS (continued) Medical Office Building (MOB): Medical office buildings are office and clinic facilities, often located near hospitals or on hospital campuses, specifically constructed and designed for use by physicians and other health care personnel to provide services to their patients. They may also include ambulatory surgery centers that are used for general or specialty surgical procedures not requiring an overnight stay in a hospital. Medical office buildings may contain sole and group physician practices and may provide laboratory and other patient services. Net Operating Income (NOI): NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from DOC’s total portfolio of properties before general and administrative expenses, acquisition-related expenses, depreciation and amortization expense, REIT expenses, interest expense and net change in the fair value of derivative financial instruments, and gains or loss on the sale of discontinued properties. DOC believes that NOI provides an accurate measure of operating performance of its operating assets because NOI excludes certain items that are not associated with management of the properties. Additionally, DOC’s use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized Funds Available for Distribution (Normalized FAD): DOC defines Normalized FAD, a non-GAAP measure, which excludes from Normalized FFO non-cash share compensation expense, straight-line rent adjustments, amortization of acquired above or below market leases and assumed debt, amortization of deferred financing costs, amortization of lease inducements, and recurring capital expenditures related to tenant improvements and leasing commissions, and includes cash payments from seller master leases and rent abatement payments. Other REITs or real estate companies may use different methodologies for calculating Normalized FAD, and accordingly, our computation may not be comparable to those reported by other REITs. Although the Company’s computation of Normalized FAD may not be comparable to that of other REITs, the Company believes Normalized FAD provides a meaningful supplemental measure of its performance due to its frequency of use by analysts, investors, and other interested parties in the evaluation of our performance as a REIT. Normalized FAD should not be considered as an alternative to net income or loss attributable to controlling interest (computed in accordance with GAAP) or as an indicator of the Company’s financial performance. Normalized FAD should be reviewed in connection with other GAAP measurements. Normalized Funds From Operations (Normalized FFO): Changes in the accounting and reporting rules under GAAP have prompted a significant increase in the amount of non-operating items included in FFO, as defined. Therefore, DOC uses Normalized FFO, which excludes from FFO net change in fair value of derivative financial instruments, acquisition expenses, acceleration of deferred financing costs, write off contingent consideration and other normalizing items. However, our use of the term Normalized FFO may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized FFO should not be considered as an alternative to net income or loss (computed in accordance with GAAP), as an indicator of our financial performance or of cash flow from operating activities (computed in accordance with GAAP), or as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including its ability to make distributions. Normalized FFO should be reviewed in connection with other GAAP measurements. Occupancy: Occupancy represents the percentage of total gross leasable area that is leased, including month-to-month leases, leases in holdover status, and leases that are signed but not yet commenced, as of the date reported. Off-Campus: A building portfolio that is not located on or adjacent to key hospital based-campuses. On-Campus / Affiliated: On-campus refers to a property that is located on or within a quarter mile to a health system. Affiliated refers to a property that is not on the campus of a health system, but anchored by a health system. Same-Store Portfolio: The same-store portfolio consists of medical properties held by the Company for the entire preceding year and not currently slated for disposition. Section 603 Assets: For the purposes of this Supplemental Information, "603 Asset" is defined to be our estimate of Annualized Base Revenue (ABR) as a percentage of all our ABR, derived from leases to hospitals for hospital outpatient department space located in an off-campus medical office building at least 250 yards from the hospital's main campus inpatient location, and that was billing Medicare for outpatient department services provided in that off-campus location as of November 2, 2015. ABR that is "not-603" for the purposes of this Supplemental Information could and would include ABR from space leased to a hospital outpatient department services provided in leased space within the 250 yard requirement for on-campus locations or in buildings that are more than 250 yards from the hospital service provider's main campus, but the hospital did not start billing for that service in the location until after November 2, 2015.